SunAmerica Series Trust

Supplement to the Prospectus dated May 1, 2002

On page three (3) under the heading "Trust Highlights" in the chart titled "Fixed Income Securities," the disclosure with respect to the Corporate Bond Portfolio in the column labeled "Principal Investment Strategy" is deleted and replaced in its entirety with the following effective May 1, 2002:

invests, under normal circumstances, at least 80% of net assets in fixed income securities, but invests primarily in investment grade fixed income securities; may invest up to 35% in fixed income securities rated below investment grade

Dated: May 16, 2002